                                                                   Exhibit 10.68

             AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe, S.L. ("LICENSEE") and is dated as of September 1, 1999. This Amendment amends and modifies that certain International Exclusive License Agreements between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreements").

                                       (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreements. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreements, the terms set forth herein shall control.

                                      (II)

1. Effective as of September 1, 1999, the License Agreement Detail Schedules for both Wholesale Sales and Sales to BEVERLY HILLS POLO CLUB Retail Stores are hereby changed as follows:


     "Item 4.     RENEWAL TERM:                  From                     To
              First Renewal Period (if any)      January 1, 2000          December 31, 2000
              Second Renewal Period (if any)     January 1, 2001          December 31, 2001
              Third Renewal Period (if any)      January 1, 2002          December 31, 2003
              Fourth Renewal Period (if any)     January 1, 2004          December 31, 2005
              Fifth Renewal Period (if any)      January 1, 2006          December 31, 2007"


        "Item 6. ROYALTY RATE:

         First Renewal Term (if any): Royalty Rate shall be Zero Percent (0%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB-Registred- Retail Stores located within the LICENSEE's defined Territory for the period of January 1, 2000 through June 30, 2000. Royalty Rate shall be Three Percent (3%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory for the period of July 1, 2000 through December 31, 2000.

         Second Renewal Period (if any): Royalty Rate shall be Three Percent (3%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory.

         Third, Fourth and Fifth Renewal Period(s) (if any): Royalty Rate shall be Five Percent (5%) and Advertising Royalty Rate is Two Percent (2%) of Wholesale Sales of LICENSEE's products including Purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory.

         No Royalty shall be paid by LICENSEE to LICENSOR on sales of Licensed Product (with prior written approval of LICENSOR) directly to other BEVERLY HILLS POLO CLUB LICENSEEs."

                                                                 Page One of Two

AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT
I.C. Isaacs Europe, S.L.
Wholesale Sales & Retail Stores
September 1, 1999 - Page Two of Two


         "Item 7.          GUARANTEES:                        (IN UNITED STATES DOLLARS)

                                            (C)      Guaranteed Annual (D)      Guaranteed Monthly
                                                     Royalty Payment            Royalty Payment
         First Renewal Period (if any)               $      0.00                       $      0.00
         Second Renewal Period (if any)              $ 60,000.00                        $ 5,000.00
         Third Renewal Period (if any)               $150,000.00                        $12,500.00


         Guaranteed Annual Royalty Payments, paid Monthly, for the Fourth and Fifth Renewal Period(s) (if any) shall be calculated based on a volume equal to eighty percent (80%) of the immediately preceding Renewal Period's actual Annual Royalty Payment, but not less than the previous year's Guaranteed Annual Royalty Payment."

2. Section 7b. of the License Agreement is amended by adding the following sentence at the end of it:

         "Notwithstanding any other provision of this Agreement, the parties agree that renewal notice to extend the Agreement shall be given by LICENSEE to LICENSOR prior to August 1 of each Renewal Period."

                                      (III)

LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                                   LICENSEE:
BHPC MARKETING, INC.                        I.C. ISAACS EUROPE, S.L.

BY: /s/ DON GARRISON                        BY: /s/ ROBERT ARNOT
   ------------------------------              --------------------------------
        Don Garrison                                Robert Arnot
        Vice President                              Chairman/C.E.O./President

DATE:  9/30/99                              DATE: 10/5/99
     ------------                                --------------
BY: /s/ ROGER TOMLINSON
   ------------------------------
        Roger Tomlinson
        Treasurer/Director

DATE:  9/30/99
     -------------